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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 29, 2005

                           Platinum SuperYachts, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

         0-27739                                           77-05179
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(Commission File Number)                       (IRS Employer Identification No.)

Suite #1100 - 1200 W 73rd, Vancouver, British Columbia V6P 6G5
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (604) 264-8689
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 29, 2005, Platinum SuperYachts, Inc. (the "Company") sold certain assets related to designing, building and selling yachts (the "Assets") to Shahhid Vohra, the Company's former Vice-President and Secretary. As consideration for the Assets Mr. Vohra agreed to allow the Company to cancel 9,000,000 shares (the "Cancelled Shares") of the Company's common stock beneficially owned by Mr. Vohra. The Cancelled Shares were originally issued to Mr. Vohra as consideration when the Company purchased the Assets from Mr. Vohra in November 2002. The Assets included, among other things, yacht models, a hull display, yacht blue prints, the content of the Company's website, the domain name www.platinumsuperyachts.com and the rights to the name Platinum SuperYachts, Inc.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

On October 4, 2005, the Company issued 14,970,000 shares of common stock (the "Shares") to Santeo Financial Corporation ("Santeo") in exchange for the cancellation of $149,700 owed by the Company to Santeo. Ron Ruskowsky, the Company's Director, President and Chief Executive Officer is an affiliate of Santeo. The Shares were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder.

ITEM 5.01         CHANGE OF CONTROL OF THE REGISTRANT

On October 4, 2005, Ron Ruskowsky, the Company's Director, President and Chief Executive Officer acquired control of the Company. The transactions resulting in the change of control were the cancellation of 9,000,000 shares of the Company's common stock held by Shahhid Vohra, described under Items 1.01 and 2.01 above, and the Company's issuance of the Shares to Santeo, described under Item 3.02 above. As a result of these transactions, Mr. Ruskowsky is the beneficial owner of 59% of the Company's voting securities. Prior to the cancellation of shares held by Mr. Vohra, Mr. Vohra together with his wife controlled 36% of the Company's outstanding common stock.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

2.1 Asset Purchase Agreement between Platinum SuperYachts, Inc. and Shahhid Vohra dated September 29, 2005.

10.1 Subscription Agreement between Platinum SuperYachts, Inc. and Santeo Financial Corporation dated October 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                             Platinum SuperYachts, Inc.
Date: October 5, 2005
                                             /s/ Ron Ruskowsky
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                                             Ron Ruskowsky
                                             President and CEO